Exhibit 10.1
Heritage Distilling Holding Company, Inc.
Restated Signature Page and Amendment
By signing below, the undersigned Subscriber (the “Subscriber”) hereby acknowledges and agrees that the Subscription Agreement, dated August 11, 2025 (the “Agreement”), between the Subscriber and Heritage Distilling Holding Company, Inc. (the “Issuer”), including the Subscriber’s signature page to the Agreement previously delivered by the Subscriber, shall be amended and restated as set forth below and on Annex A hereto.

SUBSCRIBER:
Name of Subscriber:
Signature of Subscriber:
By:
Name:
Title:
Name in which securities are to be registered (if different):
Email Address:
Subscriber’s EIN:
Address:
Attn:
Telephone No:
Facsimile No:
Aggregate Number of Shares subscribed for:	0
Aggregate Number of Pre-Funded Warrants subscribed for:
Purchase Price:	$
Form of Payment and Purchase Price:	☐ Cash: $
☐ USDC:
☐ $IP Token:
Beneficial Ownership Limitation Percentage (Select one):	☐ 4.99% ☐ 9.99%
[Signature Page to Amendment No. 1 to Subscription Agreement]

Note: Upon receipt of the Stockholder Approval (as defined in the Agreement), 100% of the Pre-Funded Warrants will be automatically exercised on a “cashless” exercise basis pursuant to their terms unless the undersigned subscriber checks this box. ☐
You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice. If you are paying the Purchase Price in USDC or $IP Token, you must pay the total USDC Amount or the applicable $IP Token Amount, as applicable, free and clear of any liens, encumbrances or other restrictions, to the Issuer’s wallet address specified in the Closing Notice.
Please note that if you have already paid the Purchase Price set forth above, you do not need to submit an additional payment at this time.

ISSUER: HERITAGE DISTILLING HOLDING COMPANY, INC. By: Name: Justin Stiefel Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Subscription Agreement]

Annex A
This Annex A shall amend that certain Subscription Agreement, dated as of August 11, 2025, between the Issuer and the Subscriber (the “Subscription Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.
By signing the signature pages preceding this Annex A, the Subscriber and the Issuer hereby agree that the Subscription Agreement shall be amended as follows:
1.The signature page to the Subscription Agreement of Subscriber is hereby amended to be as set forth on the initial signature page preceding this Annex A, which signature page has been updated to reflect that Subscriber is only subscribing for Pre-Funded Warrants under the Subscription Agreement.
2.Exhibit A to the Subscription Agreement (the form of Pre-Funded Warrant) is hereby replaced with the new Exhibit A attached hereto, which has been revised to reflect that a Pre-Funded Warrant may only be exercised upon receipt of the Stockholder Approval, and that, unless otherwise indicated on the initial signature page preceding this Annex A, the Pre-Funded Warrants purchased by the Subscriber will be automatically exercised upon receipt of the Stockholder Approval.
3.The reference to “fourth (4th) Business Day” in Section 3a. and the reference to “four (4) business days” in Section 8 of the Subscription Agreement shall be revised to refer to “fifth (5) Business Day” in Section 3a. and “five (5) business days” in Section 8 in order to provide for an additional business day for the parties to ensure that all conditions to Closing are satisfied.
4.Except as set forth in this Annex A and the signature pages preceding this Annex A, the Subscription Agreement shall not be amended or modified and shall remain in full force and effect.
5.At the Closing, the Issuer shall deliver an executed PDF copy of the Pre-Funded Warrants to be issued to the Subscriber, and the Issuer shall hold the wet-ink original of the Pre-Funded Warrants in its possession unless and until the Subscriber requests in writing that a wet-ink original of the Pre-Funded Warrants be delivered to the Subscriber.
[Remainder of Page Intentionally Left Blank]
Annex A

Exhibit A
Revised Form of Pre-Funded Warrant
Annex A